BLACKROCK FUNDS V

BlackRock High Yield Bond Portfolio

BlackRock Sustainable High Yield Bond Fund

BLACKROCK SERIES FUND II, INC.

BlackRock High Yield Portfolio

BLACKROCK VARIABLE SERIES FUNDS II, INC.

BlackRock High Yield V.I. Fund

(each, a “Fund”)

Supplement dated August 1, 2024 to the Prospectus(es) (each, a “Prospectus”) of Each Fund, as amended to date

Effective immediately, the following changes are made to each Prospectus:

The following is added to the section of each Prospectus entitled “Details About the Funds—How Each Fund Invests—Other Strategies of Each Fund” or “Details About the Fund—How the Fund Invests—Other Strategies,” as applicable:

•

Investment Grade Debt Securities — The Fund may invest in “investment grade securities,” which are securities rated in the four highest rating categories of the major rating agencies (Moody’s, S&P and Fitch) or deemed to be of equivalent quality by BlackRock. Debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P or Fitch) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. If an investment grade security held by the Fund is subsequently downgraded below investment grade, BlackRock will consider such an event in determining whether the Fund should continue to hold the security.

Shareholders should retain this Supplement for future reference.

PRO-HY-0824SUP